UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 27, 2018

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Lipocine Inc. (the “Company”) recently completed a process to determine which audit firm would serve as the Company’s independent registered public accounting firm. On June 27, 2018, the Company, with the approval of the Audit Committee, dismissed KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective on June 27, 2018.

During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016 and through June 27, 2018, the Company has not had any disagreement with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016 and the subsequent interim period through June 27, 2018, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2017 did not contain any adverse opinion or disclaimer of opinion. No audit report on the effectiveness of internal control over financial reporting was issued by KPMG as of December 31, 2016.

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of KPMG’s letter, dated June 29, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K

(b)	Appointment of a new independent registered public accounting firm

On June 27, 2018, the Audit Committee approved the appointment of Tanner LLC (“Tanner”) as the Company’s new independent registered public accounting firm commencing for its quarter ended June 30, 2018 and its fiscal year ending December 31, 2018.

During the fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through June 27, 2018, neither the Company, nor anyone on its behalf, consulted with Tanner regarding either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated June 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	June 29, 2018	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer